Exhibit 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report dated March 13, 1998, included in this Form 10-K, into the Company's previously filed Amendment No. 1 to Form S-4 Registration Statement No. 333-25355 and post effective Amendment No.1 on Form S-2 to Form S-1 Registration Statement No. 33-59279.

Washington, D.C.,                                       Arthur Andersen LLP
March 31, 1998